Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Consolidated Statements of Operations
 (Unaudited; in thousands, except per share amounts)
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
REVENUES:
Minimum rents	$182,718	$188,300	$693,911	$716,570
Percentage rents	7,163	8,509	16,422	18,375
Other rents	8,959	9,372	20,763	22,887
Tenant reimbursements	80,946	85,183	322,702	336,173
Management, development and leasing fees	1,980	2,459	7,372	19,393
Other	7,371	5,575	28,319	24,820
Total revenues	289,137	299,398	1,089,489	1,138,218

EXPENSES:
Property operating	39,068	49,274	162,819	190,148
Depreciation and amortization	84,317	102,369	309,682	332,475
Real estate taxes	22,466	23,658	96,881	95,393
Maintenance and repairs	14,812	17,258	57,441	65,617
General and administrative	9,830	11,973	41,010	45,241
Loss on impairment of real estate	114,862	-	114,862	-
Other	7,009	14,643	25,794	33,333
Total expenses	292,364	219,175	808,489	762,207
Income (loss) from operations	(3,227)	80,223	281,000	376,011
Interest and other income	1,022	2,942	5,211	10,076
Interest expense	(78,204)	(79,473)	(294,051)	(313,209)
Loss on extinguishment of debt	(601)	-	(601)	-
Loss on impairment of investments	(411)	(11,403)	(9,260)	(17,181)
Gain on sales of real estate assets	2,352	279	3,820	12,401
Equity in earnings of unconsolidated affiliates	3,622	1,523	5,489	2,831
Income tax benefit (provision)	619	(738)	1,222	(13,495)
Income (loss) from continuing operations	(74,828)	(6,647)	(7,170)	57,434
Operating income (loss) of discontinued operations	(10)	347	122	1,809
Gain (loss) on discontinued operations	45	10	(17)	3,798
Net income (loss)	(74,793)	(6,290)	(7,065)	63,041
Net (income) loss attributable to noncontrolling interests:
Operating partnership	29,018	7,700	17,845	(7,495)
Other consolidated subsidiaries	(6,561)	(6,010)	(25,769)	(23,959)
Net income (loss) attributable to the Company	(52,336)	(4,600)	(14,989)	31,587
Preferred dividends	(5,454)	(5,455)	(21,818)	(21,819)
Net income (loss) attributable to common shareholders	$(57,790)	$(10,055)	$(36,807)	$9,768
Basic per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(0.42)	$(0.15)	$(0.35)	$0.10
Discontinued operations	-	-	-	0.05
Net income (loss) attributable to common shareholders	$(0.42)	$(0.15)	$(0.35)	$0.15
Weighted average common shares outstanding	137,878	66,360	106,366	66,313

Diluted per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(0.42)	$(0.15)	$(0.35)	$0.10
Discontinued operations	-	-	-	0.05
Net income (loss) attributable to common shareholders	$(0.42)	$(0.15)	$(0.35)	$0.15
Weighted average common and potential dilutive common shares outstanding	137,878	66,360	106,366	66,418

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(57,815)	$(10,257)	$(36,878)	$6,589
Discontinued operations	25	202	71	3,179
Net income (loss) attributable to common shareholders	$(57,790)	$(10,055)	$(36,807)	$9,768

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008

Net income (loss) attributable to common shareholders	$(57,790)	$(10,055)	$(36,807)	$9,768
Noncontrolling interest in earnings (loss) of operating partnership	(29,018)	(7,700)	(17,845)	7,495
Depreciation and amortization expense of:
Consolidated properties	84,317	102,369	309,682	332,475
Unconsolidated affiliates	6,334	8,875	28,826	29,987
Discontinued operations	-	-	-	892
Non-real estate assets	(231)	(257)	(962)	(1,027)
Noncontrolling interests' share of depreciation and amortization	(320)	(15)	(705)	(958)
(Gain) loss on discontinued operations	(45)	(10)	17	(3,798)
Income tax provision on disposal of discontinued operations	-	-	-	1,439
Funds from operations of the operating partnership	3,247	93,207	282,206	376,273
Loss on impairment of real estate	114,862	-	114,862	-
Funds from operations of the operating partnership, excluding loss on impairment of real estate	$118,109	$93,207	$397,068	$376,273

Funds from operations per diluted share	$0.02	$0.80	$1.79	$3.21
Loss on impairment of real estate per diluted share	0.60	-	0.73	-
Funds from operations, excluding loss on impairment of real estate, per diluted share	$0.62	$0.80	$2.52	$3.21
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	189,866	117,022	157,970	117,051

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:

Funds from operations of the operating partnership	$3,247	$93,207	$282,206	$376,273
Percentage allocable to Company shareholders (1)	72.63%	56.72%	67.35%	56.70%
Funds from operations allocable to Company shareholders	$2,358	$52,867	$190,066	$213,347

Funds from operations of the operating partnership, excluding loss on impairment of real estate	$118,109	$93,207	$397,068	$376,273
Percentage allocable to Company shareholders (1)	72.63%	56.72%	67.35%	56.70%
Funds from operations allocable to Company shareholders, excluding loss on impairment of real estate	$85,783	$52,867	$267,425	$213,347

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.  See the reconciliation of shares and operating partnership units on page 5.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

SUPPLEMENTAL FFO INFORMATION:
	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except per share data)	2009	2008	2009	2008

Lease termination fees	$2,871	$679	$7,284	$9,935
Lease termination fees per share	$0.02	$0.01	$0.05	$0.08

Straight-line rental income	$1,602	$2,087	$7,762	$6,137
Straight-line rental income per share	$0.01	$0.02	$0.05	$0.05

Gains on outparcel sales	$3,791	$1,111	$6,136	$15,963
Gains on outparcel sales per share	$0.02	$0.01	$0.04	$0.14

Amortization of acquired above- and below-market leases	$1,109	$3,950	$5,561	$10,735
Amortization of acquired above- and below-market leases per share	$0.01	$0.03	$0.04	$0.09

Amortization of debt premiums	$1,623	$1,991	$6,980	$7,909
Amortization of debt premiums per share	$0.01	$0.02	$0.04	$0.07

Income tax benefit (provision)	$619	$(738)	$1,222	$(12,056)
Income tax benefit (provision) per share	$-	$(0.01)	$0.01	$(0.10)

Loss on impairment of real estate	$(114,862)	$-	$(114,862)	$-
Loss on impairment of real estate per share	$(0.60)	$-	$(0.73)	$-

Loss on impairment of investments	$(411)	$(11,403)	$(9,260)	$(17,181)
Loss on impairment of investments per share	$-	$(0.10)	$(0.06)	$(0.15)

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Same-Center Net Operating Income
(Dollars in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008

Net income (loss) attributable to the Company	$(52,336)	$(4,600)	$(14,989)	$31,587

Adjustments:
Depreciation and amortization	84,317	102,369	309,682	332,475
Depreciation and amortization from unconsolidated affiliates	6,334	8,875	28,826	29,987
Depreciation and amortization from discontinued operations	-	-	-	892
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(320)	(15)	(705)	(958)
Interest expense	78,204	79,473	294,051	313,209
Interest expense from unconsolidated affiliates	6,332	7,653	29,092	28,525
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(238)	(135)	(933)	(1,492)
Loss on extinguishment of debt	601	-	601	-
Abandoned projects expense	155	9,407	1,501	12,351
Gain on sales of real estate assets	(2,352)	(279)	(3,820)	(12,401)
Gain on sales of real estate assets of unconsolidated affiliates	(1,433)	(832)	(2,310)	(3,548)
Loss on impairment of investments	411	11,403	9,260	17,181
Loss on impairment of real estate	114,862	-	114,862	-
Income tax (benefit) provision	(619)	738	(1,222)	13,495
Noncontrolling interest in earnings (loss) of operating partnership	(29,018)	(7,700)	(17,845)	7,495
(Gain) loss on discontinued operations	(45)	(10)	17	(3,798)
Operating partnership's share of total NOI	204,855	206,347	746,068	765,000
General and administrative expenses	9,830	11,973	41,010	45,241
Management fees and non-property level revenues	(6,488)	(7,651)	(22,711)	(36,255)
Operating partnership's share of property NOI	208,197	210,669	764,367	773,986
NOI of non-comparable centers	(3,470)	(4,925)	(14,779)	(11,946)
Total same-center NOI	$204,727	$205,744	$749,588	$762,040
Total same-center NOI percentage change	-0.5%		-1.6%

Total same-center NOI	$204,727	$205,744	$749,588	$762,040
Less lease termination fees	(2,846)	(717)	(7,243)	(9,927)
Total same-center NOI, excluding lease termination fees	$201,881	$205,027	$742,345	$752,113

Malls	$184,549	$188,527	$674,157	$681,796
Associated centers	7,932	7,960	31,430	33,979
Community centers	3,487	3,492	13,972	14,641
Office and other	5,913	5,048	22,786	21,697
Total same-center NOI, excluding lease termination fees	$201,881	$205,027	$742,345	$752,113

Percentage Change:
Malls	-2.1%		-1.1%
Associated centers	-0.4%		-7.5%
Community centers	-0.1%		-4.6%
Office and other	17.1%		5.0%
Total same-center NOI, excluding lease termination fees	-1.5%		-1.3%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)
	December 31, 2009
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,049,718	$1,566,421	$5,616,139
Noncontrolling interests' share of consolidated debt	(23,737)	(928)	(24,665)
Company's share of unconsolidated affiliates' debt	404,104	190,163	594,267
Company's share of consolidated and unconsolidated debt	$4,430,085	$1,755,656	$6,185,741
Weighted average interest rate	5.95%	3.07%	5.13%

	December 31, 2008
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,608,347	$1,487,329	$6,095,676
Noncontrolling interests' share of consolidated debt	(23,648)	(928)	(24,576)
Company's share of unconsolidated affiliates' debt	418,761	143,468	562,229
Company's share of consolidated and unconsolidated debt	$5,003,460	$1,629,869	$6,633,329
Weighted average interest rate	5.96%	2.02%	4.99%

Debt-To-Total-Market Capitalization Ratio as of December 31, 2009
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	189,837	$9.67	$1,835,724
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000
Total market equity			2,125,724
Company's share of total debt			6,185,741
Total market capitalization			$8,311,465
Debt-to-total-market capitalization ratio			74.4%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on December 31, 2009.  The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended December 31,		Year Ended December 31,
2009:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	137,878	137,878	106,366	106,366
Weighted average diluted shares for FFO (2)	-	39	-	37
Weighted average operating partnership units	51,949	51,949	51,567	51,567
Weighted average shares- FFO	189,827	189,866	157,933	157,970

2008:
Weighted average shares - EPS	66,360	66,360	66,313	66,418
Weighted average diluted shares for FFO (2)	-	34	-	-
Weighted average operating partnership units	50,628	50,628	50,633	50,633
Weighted average shares- FFO	116,988	117,022	116,946	117,051

Dividend Payout Ratio
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Weighted average dividend per share	$0.10371	$0.37255	$0.74032	$2.02396
FFO per diluted, fully converted share (3)	$0.02	$0.80	$1.79	$3.21
Dividend payout ratio	518.6%	46.6%	41.4%	63.1%

(2)
Because the Company incurred net losses during the three months ended December 31, 2009 and 2008 and during the year ended December 31, 2009, there are no potentially dilutive shares recognized in the number of diluted weighted average shares for EPS purposes for those periods due to their anti-dilutive nature.  However, because FFO was positive during these periods, the dilutive shares are recognized in the number of diluted weighted average shares for purposes of calculating FFO per share.

(3)	FFO per diluted, fully converted share for the three months and year ended December 31, 2009 includes the impact of a non-cash impairment of real estate of $0.60 and $0.73, respectively, per share.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009
Consolidated Balance Sheets
(Unaudited,  in thousands except share data)
	December 31,
	2009	2008
ASSETS
Real estate assets:
Land	$956,750	$902,504
Buildings and improvements	7,569,015	7,503,334
	8,525,765	8,405,838
Accumulated depreciation	(1,505,840)	(1,310,173)
	7,019,925	7,095,665
Developments in progress	85,110	225,815
Net investment in real estate assets	7,105,035	7,321,480
Cash and cash equivalents	48,062	51,227
Cash in escrow	-	2,700
Receivables:
Tenant, net of allowance	73,170	74,402
Other	8,162	12,145
Mortgage and other notes receivable	38,208	58,961
Investments in unconsolidated affiliates	186,523	207,618
Intangible lease assets and other assets	279,950	305,802
	$7,739,110	$8,034,335

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$5,616,139	$6,095,676
Accounts payable and accrued liabilities	258,333	329,991
Total liabilities	5,874,472	6,425,667
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	22,689	18,393
Redeemable noncontrolling preferred joint venture interest	421,570	421,279
Total redeemable noncontrolling interests	444,259	439,672
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 137,888,408 and 66,394,844 issued and outstanding in 2009 and 2008, respectively	1,379	664
Additional paid-in capital	1,399,654	993,941
Accumulated other comprehensive income (loss)	491	(12,786)
Accumulated deficit	(283,640)	(193,307)
Total shareholders' equity	1,117,896	788,524
Noncontrolling interests	302,483	380,472
Total equity	1,420,379	1,168,996
	$7,739,110	$8,034,335

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
EBITDA:
Net income (loss) attributable to the Company	$(52,336)	$(4,600)	$(14,989)	$31,587

Adjustments:
Depreciation and amortization	84,317	102,369	309,682	332,475
Depreciation and amortization from unconsolidated affiliates	6,334	8,875	28,826	29,987
Depreciation and amortization from discontinued operations	-	-	-	892
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(320)	(15)	(705)	(958)
Interest expense	78,204	79,473	294,051	313,209
Interest expense from unconsolidated affiliates	6,332	7,653	29,092	28,525
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(238)	(135)	(933)	(1,492)
Loss on extinguishment of debt	601	-	601	-
Income and other taxes	(207)	1,343	1,275	16,345
Loss on impairment of real estate	114,862	-	114,862	-
Loss on impairment of investments	411	11,403	9,260	17,181
Abandoned projects	155	9,407	1,501	12,351
Noncontrolling interest in earnings (loss) of operating partnership	(29,018)	(7,700)	(17,845)	7,495
(Gain) loss on discontinued operations	(45)	(10)	17	(3,798)
Company's share of total EBITDA	$209,052	$208,063	$754,695	$783,799

Interest Expense:
Interest expense	$78,204	$79,473	$294,051	$313,209
Interest expense from unconsolidated affiliates	6,332	7,653	29,092	28,525
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(238)	(135)	(933)	(1,492)
Company's share of total interest expense	$84,298	$86,991	$322,210	$340,242

Ratio of EBITDA to Interest Expense	2.48	2.39	2.34	2.30

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008

Company's share of total EBITDA	$209,052	$208,063	$754,695	$783,799
Interest expense	(78,204)	(79,473)	(294,051)	(313,209)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	238	135	933	1,492
Income and other taxes	207	(1,343)	(1,275)	(16,345)
Amortization of deferred financing costs and non-real estate depreciation included in operating expense	4,941	2,362	11,982	9,382
Amortization of debt premiums	(1,623)	(1,991)	(6,980)	(7,909)
Amortization of above- and below- market leases	(1,144)	(3,763)	(5,655)	(10,659)
Depreciation and interest expense from unconsolidated affiliates	(12,666)	(16,528)	(57,918)	(58,512)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	320	15	705	958
Noncontrolling interest in earnings of other consolidated subsidiaries	6,561	6,010	25,769	23,959
Realized foreign currency (gain) loss	(11)	-	65	-
Gains on outparcel sales	(2,352)	(279)	(3,820)	(12,401)
Income tax benefit from stock options	-	-	-	7,472
Equity in earnings of unconsolidated affiliates	(3,622)	(1,523)	(5,489)	(2,831)
Distributions from unconsolidated affiliates	4,490	4,757	12,665	15,661
Share-based compensation	797	988	3,160	5,016
Changes in operating assets and liabilities	6,807	(12,436)	(3,148)	(6,780)
Cash flows provided by operating activities	$133,791	$104,994	$431,638	$419,093

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Schedule of Mortgage and Other Indebtedness as of December 31, 2009
(Dollars in thousands )

							Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
Fairview Heights, IL	St. Clair Square	Apr-10	-	7.50%	$57,237		$57,237	$-
Little Rock, AR	Park Plaza Mall	May-10	-	8.69%	38,856		38,856	-
Spartanburg, SC	WestGate Crossing	Jul-10	-	8.42%	9,024		9,024	-
Pearland, TX	Pearland Office	Jul-10	Jul-12	1.40%	7,563	(a)	-	7,563
Pearland, TX	Pearland Town Center	Jul-10	Jul-12	1.40%	126,586	(a)	-	126,586
Burnsville, MN	Burnsville Center	Aug-10	-	8.00%	61,519		61,519	-
Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	40,989		40,989	-
Beaumont, TX	Parkdale Crossing	Sep-10	-	5.01%	7,674		7,674	-
Beaumont, TX	Parkdale Mall	Sep-10	-	5.01%	48,603		48,603	-
Burlington, NC	Alamance Crossing	Sep-10	Sep-11	1.48%	61,483		40,000	21,483
Nashville, TN	CoolSprings Galleria	Sep-10	-	6.22%	121,339		121,339	-
Stillwater, OK	Lakeview Pointe	Nov-10	-	1.24%	14,950		-	14,950
Stroud, PA	Stroud Mall	Dec-10	-	8.42%	29,794		29,794	-
Wausau, WI	Wausau Center	Dec-10	-	6.70%	11,226		11,226	-
York, PA	York Galleria	Dec-10	-	8.34%	47,595		47,595	-
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.23%	15,848		-	15,848
St. Louis, MO	West County Center - restaurant village	Mar-11	Mar-13	1.23%	27,634		-	27,634
Lexington, KY	Fayette Mall	Jul-11	-	7.00%	86,847		86,847	-
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	78,748		78,748	-
Panama City, FL	Panama City Mall	Aug-11	-	7.30%	37,141		37,141	-
Chattanooga, TN	CBL Center II	Aug-11	-	4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11	-	6.98%	63,431		63,431	-
Nashville, TN	Rivergate Mall	Sep-11	Sep-13	5.85%	87,500	(b)	87,500	-
Milford, CT	Milford Marketplace	Jan-12	Jan-13	3.73%	17,100		-	17,100
Ft. Smith, AR	Massard Crossing	Feb-12	-	7.54%	5,495		5,495	-
Houston, TX	Willowbrook Plaza	Feb-12	-	7.54%	28,115		28,115	-
Vicksburg, MS	Pemberton Plaza	Feb-12	-	7.54%	1,877		1,877	-
High Point, NC	Oak Hollow Mall	Feb-12	-	4.50%	39,397		39,397	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	59,056		59,056	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	33,241		33,241	-
Asheboro, NC	Randolph Mall	Jul-12	-	6.50%	13,311		13,311	-
Douglasville, GA	Arbor Place	Jul-12	-	6.51%	69,110		69,110	-
Douglasville, GA	The Landing At Arbor Place	Jul-12	-	6.51%	7,801		7,801	-
Jackson, TN	Old Hickory Mall	Jul-12	-	6.51%	30,527		30,527	-
Louisville, KY	Jefferson Mall	Jul-12	-	6.51%	38,498		38,498	-
North Charleston, SC	Northwoods Mall	Jul-12	-	6.51%	55,119		55,119	-
Racine, WI	Regency Mall	Jul-12	-	6.51%	30,188		30,188	-
Saginaw, MI	Fashion Square	Jul-12	-	6.51%	52,914		52,914	-
Spartanburg, SC	WestGate Mall	Jul-12	-	6.50%	47,816		47,816	-
Chattanooga, TN	CBL Center	Aug-12	-	6.25%	13,416		13,416	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	47,212		47,212	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	117,400		117,400	-
Greensburg, PA	Westmoreland Mall	Mar-13	-	5.05%	71,360		71,360	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	152,207		152,207	-
Columbia, SC	Columbia Place	Sep-13	-	5.45%	29,245		29,245	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	77,449		77,449	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	37,099		37,099	-
Laredo, TX	Mall del Norte	Dec-14	-	5.04%	113,400		113,400	-
Rockford, IL	CherryVale Mall	Oct-15	-	5.00%	87,736		87,736	-
Brookfield, IL	Brookfield Square	Nov-15	-	5.08%	98,241		98,241	-
Madison, WI	East Towne Mall	Nov-15	-	5.00%	74,787		74,787	-
Madison, WI	West Towne Mall	Nov-15	-	5.00%	105,636		105,636	-

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

							Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance		Fixed	Variable
Bloomington, IL	Eastland Mall	Dec-15	-	5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15	-	5.85%	31,318		31,318	-
Overland Park, KS	Oak Park Mall	Dec-15	-	5.85%	275,700		275,700	-
Janesville, WI	Janesville Mall	Apr-16	-	8.38%	9,014		9,014	-
Akron, OH	Chapel Hill Mall	Aug-16	-	6.10%	73,674		73,674	-
Chattanooga, TN	Hamilton Place	Aug-16	-	5.86%	111,730		111,730	-
Chesapeake, VA	Greenbrier Mall	Aug-16	-	5.91%	81,203		81,203	-
Midland, MI	Midland Mall	Aug-16	-	6.10%	36,358		36,358	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	140,000		140,000	-
Southaven, MS	Southaven Towne Center	Jan-17	-	5.50%	44,094		44,094	-
Cary, NC	Cary Towne Center	Mar-17	-	8.50%	69,715		69,715	-
Charleston, SC	Citadel Mall	Apr-17	-	5.68%	72,458		72,458	-
Chattanooga, TN	Hamilton Corner	Apr-17	-	5.67%	16,418		16,418	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	-	5.67%	21,678		21,678	-
Lafayette, LA	Mall of Acadiana	Apr-17	-	5.67%	144,902		144,902	-
Layton, UT	Layton Hills Mall	Apr-17	-	5.66%	103,565		103,565	-
Lexington, KY	The Plaza at Fayette Mall	Apr-17	-	5.67%	42,777		42,777	-
Cincinnati, OH	Eastgate Crossing	May-17	-	5.66%	16,129		16,129	-
Nashville, TN	Courtyard at Hickory Hollow	Oct-18	-	6.00%	1,824		1,824	-
Nashville, TN	Hickory Hollow Mall	Oct-18	-	6.00%	31,572		31,572	-
Winston-Salem, NC	Hanes Mall	Oct-18	-	6.99%	162,041		162,041	-
Daytona Beach, FL	Volusia Mall	Jul-19	-	8.00%	57,303		57,303	-
Terre Haute, IN	Honey Creek Mall	Jul-19	-	8.00%	33,311		33,311	-
SUBTOTAL					$4,284,123		$4,041,360	$242,763
Weighted average interest rate					5.75%		5.99%	1.89%

Debt Premiums (Discounts): (c)

Little Rock, AR	Park Plaza Mall	May-10	-	8.69%	$364		$364	$-
Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	1,057		1,057	-
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	2,002		2,002	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	3,052		3,052	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	1,382		1,382	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	4,328		4,328	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	1,368		1,368	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	(2,670)		(2,670)	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	(1,381)		(1,381)	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	323		323	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	(1,787)		(1,787)	-
SUBTOTAL					$8,038		$8,038	$-
Weighted average interest rate					4.69%		4.69%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,292,161		$4,049,398	$242,763
Weighted average interest rate					5.75%		5.98%	1.89%

Construction Loans:

D'lberville, MS	The Promenade	Dec-10	Dec-11	2.02%	$79,085	(d)	$-	$79,085
Pittsburgh, PA	Settler's Ridge	Jun-11	Dec-12	3.24%	47,873		-	47,873

SUBTOTAL					$126,958		$-	$126,958

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

							Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Credit Facilities:
Secured credit facilities:
$560,000 capacity		Aug-11	Apr-14	2.55%	$337,356	(e)	$-	$337,356
$525,000 capacity		Feb-12	Feb-13	5.50%	421,850		-	421,850
$105,000 capacity		Jun-11	-	0.00%	-		-	-
Total secured facilities				5.50%	759,206		-	759,206
Unsecured term facilities:
General		Apr-11	Apr-13	1.94%	228,000		-	228,000
Starmount		Nov-10	Nov-12	1.49%	209,494		-	209,494
Total term facilities				1.73%	437,494		-	437,494
SUBTOTAL				3.29%	$1,196,700		$-	$1,196,700

Other					$320		$320	$-

Total Consolidated Debt					$5,616,139		$4,049,718	$1,566,421
Weighted average interest rate					5.15%		5.98%	3.01%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	1.73%	$11,561		$-	$11,561
Huntsville, AL	Parkway Place	Jun-10	-	1.24%	25,808		-	25,808
Lee's Summit, MO	Summit Fair	Jun-10	-	5.25%	18,816	(f)	-	18,816
Del Rio, TX	Plaza del Sol	Aug-10	-	9.15%	259		259	-
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	4.50%	40,981		-	40,981
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.23%	3,276		-	3,276
York, PA	York Town Center	Oct-11	-	1.49%	20,358		-	20,358
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	69,363		-	69,363
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	4,625		4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	2,555		2,555	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	405		405	-
Greensboro, NC	Friendly Center	Apr-13	-	5.33%	38,813		38,813	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	1,100		1,100	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	971		971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	7,850		7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	1,533		1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	44,139		44,139	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	33,595		33,595	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	96,942		96,942	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	17,785		17,785	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	12,377		12,377	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	13,698		13,698	-
Greensboro, NC	Shops at Friendly Center	Jan-17	-	5.90%	21,630		21,630	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	7,456		7,456	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	95,400		95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	2,971		2,971	-
SUBTOTAL					$594,267		$404,104	$190,163

Less Minority Interests' Share Of Consolidated Debt:		Minority Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,073)		$(1,073)	-
Chattanooga, TN	CBL Center II	8.00%		4.50%	(928)		-	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,642)		(1,642)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,173)		(11,173)	-
High Point, NC	Oak Hollow Mall	25.00%		4.50%	(9,849)		(9,849)	-
SUBTOTAL					$(24,665)		$(23,737)	$(928)

Company's Share Of Consolidated And Unconsolidated Debt					$6,185,741		$4,430,085	$1,755,656
Weighted average interest rate					5.13%		5.95%	3.07%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

							Balance
Location	Property	Original Maturity Date	Original Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	1.73%	$11,561		$-	$11,561
Huntsville, AL	Parkway Place	Jun-10	-	1.24%	51,616		-	51,616
Lee's Summit, MO	Summit Fair	Jun-10	-	5.25%	69,688		-	69,688
Del Rio, TX	Plaza del Sol	Aug-10	-	9.15%	513		513	-
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	4.50%	40,981		-	40,981
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.23%	3,276		-	3,276
York, PA	York Town Center	Oct-11	-	1.49%	40,717		-	40,717
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Jun-13	4.50%	69,363		-	69,363
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	9,250		9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	5,110		5,110	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	809		809	-
Greensboro, NC	Friendly Center	Apr-13	-	5.33%	77,625		77,625	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	2,199		2,199	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	1,941		1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	15,700		15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	3,066		3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	88,279	(g)	88,279	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	55,992		55,992	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	193,884		193,884	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	35,569		35,569	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	25,944		25,944	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	27,396		27,396	-
Greensboro, NC	Shops at Friendly Center	Jan-17	-	5.90%	43,261		43,261	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	14,912		14,912	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	190,800		190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	5,942		5,942	-
					$1,085,394		$798,192	$287,202
Weighted average interest rate					5.05%		5.59%	3.53%

(a)
The Company has entered into an interest rate cap on a total notional amount of $129,000 related to it's Pearland, TX properties to limit the maximum rate of interest that may be applied to the variable-rate loan to 5.55%.  The cap terminates in July 2010.

(b)
The Company has entered into an interest rate swap on a notional amount of $87,500 related to Rivergate Mall to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.

(c)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.

(d)
The Company has entered into an interest rate cap on a notional amount of $80,000 related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 4.00%.  The cap terminates in December 2010.  Loan proceeds in the amount of $66,552 of the total debt balance reported have been drawn by the Company and the remainder of the balance has been placed in a restricted cash account to provide for future development costs to be incurred.

(e)	The Company has closed on an extension and modification of its previously unsecured $560.0 million credit facility. The facility will be converted over an 18-month period into a new secured facility.

(f)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(g)
Represents a first mortgage securing the property.  In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Schedule of Maturities of Mortgage and Other Indebtedness Based on Outstanding Balances as of December 31, 2009
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$488,806	$44,883	$-	$533,689	8.63%
2011	418,334	23,634	(928)	441,040	7.13%
2012	964,609	11,561	(10,922)	965,248	15.60%
2013	1,245,593	168,196	-	1,413,789	22.86%
2014	487,855	44,139	-	531,994	8.60%
2015	732,818	130,537	-	863,355	13.96%
2016	451,979	30,162	(11,173)	470,968	7.61%
2017	531,736	141,155	(1,642)	671,249	10.85%
2018	195,437	-	-	195,437	3.16%
2019	90,614	-	-	90,614	1.46%
2020	320	-	-	320	0.01%
Face Amount of Debt	5,608,101	594,267	(24,665)	6,177,703	99.87%
Net Premiums on Debt	8,038	-	-	8,038	0.13%
Total	$5,616,139	$594,267	$(24,665)	$6,185,741	100.00%

Based on Original Maturity Dates as of December 31, 2009:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$973,017	$100,701	$-	$1,073,718	17.36%
2011	1,021,977	89,721	(928)	1,110,770	17.96%
2012	1,012,043	-	(10,922)	1,001,121	16.18%
2013	447,661	57,852	-	505,513	8.17%
2014	150,499	44,139	-	194,638	3.15%
2015	732,818	130,537	-	863,355	13.96%
2016	451,979	30,162	(11,173)	470,968	7.61%
2017	531,736	141,155	(1,642)	671,249	10.85%
2018	195,437	-	-	195,437	3.16%
2019	90,614	-	-	90,614	1.46%
2020	320	-	-	320	0.01%
Face Amount of Debt	5,608,101	594,267	(24,665)	6,177,703	99.87%
Net Premiums on Debt	8,038	-	-	8,038	0.13%
Total	$5,616,139	$594,267	$(24,665)	$6,185,741	100.00%

Debt Covenant Compliance Ratios as of December 31, 2009:

Unsecured Line of Credit	Required		Actual		In Compliance
Debt to Gross Asset Value	<65%		55%		Yes
Interest Coverage Ratio	>1.75	x	2.34	x	Yes
Debt Service Coverage Ratio	>1.50	x	1.87	x	Yes

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	782,557	$39.49	$32.40	-18.0%	$33.13	-16.1%
Stabilized malls	732,015	40.77	33.23	-18.5%	33.96	-16.7%
New leases	119,027	41.05	36.61	-10.8%	38.47	-6.3%
Renewal leases	612,988	40.72	32.57	-20.0%	33.08	-18.8%

Year to Date:
All Property Types (1)	2,454,311	$38.82	$33.19	-14.5%	$34.09	-12.2%
Stabilized malls	2,215,105	40.73	34.72	-14.8%	35.66	-12.4%
New leases	560,589	43.89	38.43	-12.4%	40.83	-7.0%
Renewal leases	1,654,516	39.66	33.46	-15.6%	33.91	-14.5%

Total Leasing Activity

Square Feet

Quarter:
Total Leased	1,314,836
Operating Portfolio	1,199,462
Development Portfolio	115,374

Year to Date:
Total Leased	5,044,357
Operating Portfolio	4,668,187
Development Portfolio	376,170

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of December 31,
	2009	2008
Stabilized malls	$29.40	$29.46
Non-stabilized malls	25.81	25.81
Associated centers	11.75	11.91
Community centers	14.99	14.46
Other	19.10	18.50

Mall Tenant Occupancy Costs

	Year Ended December 31,
	2009	2008
Mall store sales (in millions) (3)	$4,937.8	$5,239.8
Minimum rents	9.5%	8.8%
Percentage rents	0.7%	0.6%
Tenant reimbursements (4)	3.7%	3.8%
Mall tenant occupancy costs	13.9%	13.2%

(1) Includes Stabilized malls, Associated centers, Community centers and Other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.
(3) Represents 100% of mall shop sales for the malls (including malls in which we own less than a 100% interest).
(4) Represents reimbursements for real estate taxes, insurance, common area maintenance charges and certain capital expenditures.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Top 25 Tenants Based on Percentage of Total Revenues as of December 31, 2009

	Tenant	Number of Stores	Square Feet	Percentage of Total Revenues
1	Limited Brands, LLC (1)	159	800,309	3.07%
2	Foot Locker, Inc.	181	685,554	2.51%
3	The Gap Inc.	94	985,080	2.28%
4	Abercrombie & Fitch, Co.	98	659,673	2.25%
5	AE Outfitters Retail Company	86	501,338	2.12%
6	Signet Group plc (2)	117	208,108	1.86%
7	Luxottica Group, S.P.A. (3)	149	324,529	1.56%
8	Genesco Inc. (4)	188	266,361	1.52%
9	Dick's Sporting Goods, Inc.	18	1,074,973	1.39%
10	Zale Corporation	135	137,831	1.36%
11	Express Fashions	49	404,982	1.33%
12	JC Penney Co. Inc. (5)	75	8,528,507	1.31%
13	Finish Line, Inc.	72	372,872	1.23%
14	New York & Company, Inc.	58	412,948	1.22%
15	Charlotte Russe Holding, Inc.	52	360,274	1.18%
16	Aeropostale, Inc.	76	260,117	1.01%
17	Pacific Sunwear of California	69	252,616	0.94%
18	The Buckle, Inc.	50	247,907	0.94%
19	Christopher & Banks, Inc.	87	297,010	0.90%
20	The Regis Corporation (6)	157	189,395	0.88%
21	Barnes & Noble Inc.	23	700,553	0.87%
22	Charming Shoppes, Inc. (7)	51	290,878	0.86%
23	The Children's Place Retail Stores, Inc.	54	227,571	0.85%
24	Tween Brands, Inc. (8)	67	272,925	0.78%
25	Sun Capital Partners, Inc. (9)	55	684,929	0.78%
		2,220	19,147,240	35.00%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(4)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(5)	JC Penney Co. Inc. owns 36 of these stores.
(6)	The Regis Corporation sold the Trade Secret line of salons during 2009, including 55 stores in our portfolio.
(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.
(8)	Tween Brands, Inc. was purchased by The Dress Barn, Inc. in late 2009.
(9)	Sun Capital Partners, Inc. operates Fazoli's, Anchor Blue, Gordmans, Limited Stores, Smokey Bones and Shopko Stores.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Capital Expenditures for the Three Months and Year Ended December 31, 2009
(In thousands)

	Three Months	Full Year

Tenant allowances	$7,851	$40,227

Renovations	7	448

Deferred maintenance:
Parking lot and parking lot lighting	949	3,102
Roof repairs and replacements	1,040	3,148
Other capital expenditures	1,963	5,506
Total deferred maintenance expenditures	3,952	11,756

Total capital expenditures	$11,810	$52,431

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2009	2008
Quarter ended:
March 31,	$651	$596
June 30,	208	990
September 30,	690	818
December 31,	699	911
	$2,248	$3,315

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2009

Properties Opened During the Year Ended December 31, 2009
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield (a)

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	40,000	$11,684	$8,037	Spring-09	5.3%
Oak Park Mall - Barnes & Noble (b)	Kansas City, KS	34,000	9,619	11,493	Spring-09	7.9%

Redevelopments:
West County - restaurant village	St. Louis, MO	90,620	34,149	26,960	Spring-09	9.9%

Community/Open-Air Centers:
Hammock Landing (Phases I and 1A) (c)	West Melbourne, FL	470,042	36,757	37,553	Spring-09/Fall-10	7.9%*
Summit Fair (d)	Lee's Summit, MO	483,172	22,000	22,000	Summer-09/Summer-10	9.0%
Settlers Ridge (Phase I) (b)	Robinson Township, PA	401,022	109,111	91,624	Fall-09	6.0%*
The Promenade (e)	D'Iberville, MS	651,262	82,568	71,875	Fall-09	7.6%

		2,170,118	$305,888	$269,542

Properties Under Development at December 31, 2009
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield (a)
Community/Open-Air Centers:
The Pavilion at Port Orange (Phases I and 1A) (b)	Port Orange, FL	483,942	66,870	59,228	Fall-09/Summer-10	7.8	%*

		483,942	$66,870	$59,228

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.
(b)	Costs to date may be gross of applicable reimbursements.
(c)	Hammock Landing is a 50/50 joint jenture. Costs to date may be gross of applicable reimbursements.
(d)	CBL's interest represents cost of the land underlying the project for which it will receive ground rent and a percentage of the operating cash flows.
(e)	The Promenade is an 85/15 joint venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements.

*Pro forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.